Trulieve Announces Notice of Redemption for All
US$368 Million of its 8.0% Senior Secured Notes due 2026

TALLAHASSEE, Fla. – November 4, 2025 – Trulieve Cannabis Corp. (CSE: TRUL) (OTCQX: TCNNF) (“Trulieve” or “the Company”), a leading and top-performing cannabis company in the U.S., today announced it has issued a notice of redemption for all of its outstanding 8.0% senior secured notes due 2026 (CUSIP: 89788CAD6 / ISIN: CA89788CAD61) (the “Notes”). The aggregate principal amount of the Notes currently outstanding is US$368,000,000. As set forth in the notice of redemption, the redemption date will be December 5, 2025 (“the Redemption Date”), and the redemption price is 100% of the principal redeemed, plus accrued and unpaid interest up to, but excluding, the Redemption Date. The Notes trade on the Canadian Securities Exchange under the symbol “TRUL.NT.U”. In conjunction with the redemption, the Notes will be delisted from the Canadian Securities Exchange.

On November 4, 2025, a copy of the notice of redemption was issued to record holders. Payment of the redemption price and surrender of the Notes for redemption will be as of December 5, 2025 and will be made through the facilities of Odyssey Trust Company in accordance with the applicable procedures of the trust indenture governing the Notes.

This press release does not constitute a notice of redemption of the Notes. The redemption of the Notes will be made solely pursuant to the redemption notice. Holders should refer to the notice of redemption delivered to the holders of the Notes, and this press release is qualified in its entirety by such notice. This press release is for information purposes only and is not an offer to purchase, a solicitation of an offer to sell the Notes or any other securities of the Company.

Forward-Looking Statements

This news release includes forward-looking information and statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements relate to the Company’s expectations or forecasts other plans, intentions, expectations, estimates, and beliefs and include statements regarding the redemption date and the payment of the redemption price and surrender of the Notes. Words such as “expects”, “continue”, “will”, “anticipates” and “intends” or similar expressions are intended to identify forward-looking statements. These forward-looking statements are based on the Company’s current projections and expectations about future events and trends that management believes might affect its financial condition, results of operations, business strategy and financial needs, and on certain assumptions and analysis made by the Company in light of the experience and perception of historical trends, current conditions and expected future developments and other factors management believes are appropriate. Forward-looking information and statements involve and are subject to assumptions and known and unknown risks, uncertainties, and other factors which may cause actual events, results, performance, or achievements of the Company to be materially different from future events, results, performance, and achievements expressed or implied by forward-looking information and statements herein, including, without limitation, the risks discussed under the heading “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2024 and in our periodic reports subsequently filed with the United States Securities and Exchange Commission and in the Company’s filings on SEDAR+ at www.sedarplus.ca. There can be no assurance that any forward-looking information and statements herein will prove to be accurate, and accordingly readers are advised to rely on their own evaluation of such risks and uncertainties and should not place undue reliance upon such forward-looking information and statements. Any forward-looking information and statements herein are made as of the date hereof and, except as required by applicable laws, the Company assumes no obligation and disclaims any intention to update or revise any forward-looking information and statements herein or to update the reasons that actual events or results could or do differ from those projected in any forward looking information and statements herein, whether as a result of new information, future events or results, or otherwise.

About Trulieve
Trulieve is an industry leading, vertically integrated cannabis company and multi-state operator in the U.S., with leading market positions in Arizona, Florida, and Pennsylvania. Trulieve is poised for accelerated growth and expansion, building scale in retail and distribution in new and existing markets through its hub strategy. By providing innovative, high-quality products across its brand portfolio, Trulieve delivers optimal customer experiences and increases access to cannabis, helping patients and customers to live without limits. Trulieve is listed on the CSE under the symbol TRUL and trades on the OTCQX market under the symbol TCNNF. For more information, please visit Trulieve.com.

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Investor Contact
Christine Hersey, Vice President of Investor Relations
+1 (424) 202-0210
Christine.Hersey@Trulieve.com

Media Contact
Phil Buck, APR, Corporate Communications Manager
+1 (406) 370-6226
Philip.Buck@Trulieve.com